Exhibit 99.5

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                     )  CASE NO. B-00-10938-ECF-RTB
                           )
THE TESSERACT GROUP, INC.  )  BUSINESS AND INDUSTRY
                           )  MONTHLY OPERATING REPORT
                           )
                           )  MONTH OF OCTOBER
                           )
                Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                           )
                           )  TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                                         CEO
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
----------------------------------------                              ----------
PRINTED NAME OF RESPONSIBLE PARTY                                        DATE


PREPARER:

                                                                      Controller
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
----------------------------------------                              ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 602-300-6257
                                         ---------------------------------------
                                ADDRESS: 1777 W. Camelback Rd., J109
                                         Phoenix, AZ 85015
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

THE TESSERACT GROUP, INC.
B-00-10938-ECF-RTB                                           MONTH: OCTOBER 2001

                           RECEIPTS AND DISBURSEMENTS

                                                                             BANK ACCOUNTS
                                     -----------------------------------------------------------------------------------------------
Amounts reported should be              NATIONAL        GROUP            GROUP           GROUP       TESSERACT GROUP     TESSERACT
per the debtor's books,                DEPOSITORY     DEPOSITORY        MEDICAL         PAYROLL         OPERATING         CHARTER
not per the bank statement           #944-010-7759   #022-922-6741   #022-922-6576   #022-922-6576    #022-978-8101    #022-922-6808
                                     -------------   -------------   -------------   -------------    -------------    -------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                              --    1,320,141.09              --              --               --           480.41

RECEIPTS
  STUDENT FEES                                  --
  CHARTER SCHOOL REVENUE                                                                                                          --
  ACCOUNTS RECEIVABLE                    26,908.76
  INTEREST                                                1,322.24
  SALE OF ASSETS
  TRANSFERS IN FROM OTHER ACCOUNTS                       25,615.46              --              --        65,437.00               --
  OTHER (ATTACH LIST)

      TOTAL RECEIPTS                     26,908.76       26,937.70              --              --        65,437.00               --

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS           1773.71                              --              --        32,718.50               --
  CAPITAL IMPROVEMENTS
  PRE-PETITION DEBT
  TRANSFERS TO OTHER DIP ACCOUNTS        25,135.05       65,437.00                                                            480.41
  PAYMENTS MADE FOR SUNRISE EDU.                                --                              --        32,718.50
  OTHER (VOIDS)

REORGANIZATION EXPENSES:
  ATTORNEY FEES
  ACCOUNTANT FEES
  OTHER PROFESSIONAL FEES
  U.S. TRUSTEE QUARTERLY FEE
  COURT COSTS

     TOTAL DISBURSEMENTS                 26,908.76       65,437.00              --              --        65,437.00           480.41
                                      ------------   -------------     -----------    ------------     ------------    -------------
ACCOUNT BALANCE -
END OF MONTH                                    --    1,281,641.79              --              --               --               --
                                      ============   =============     ===========    ============     ============    =============

                                                                        BANK ACCOUNTS
                                     -------------------------------------------------------------------------------------
Amounts reported should be               CHARTER       FIRST FEDERAL     CREDITOR
per the debtor's books,              EXTRACURRICULAR   CREDIT UNION       RESERVE        NE CAPITAL
not per the bank statement            #022-922-7442   #4002-0270-922   #052-980-2118       RESERVE             TOTAL
                                      -------------   --------------   -------------   ----------------   ----------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                               --               --      418,682.44         585,000.00       2,324,303.94

RECEIPTS
  STUDENT FEES                                                                                                          --
  CHARTER SCHOOL REVENUE                                                                                                --
  ACCOUNTS RECEIVABLE                                                                                            26,908.76
  INTEREST                                                                    295.59                              1,617.83
  SALE OF ASSETS                                                                  --                                    --
  TRANSFERS IN FROM OTHER ACCOUNTS                                                                               91,052.46
  OTHER (ATTACH LIST)                                                                                                   --

      TOTAL RECEIPTS                             --               --          295.59                 --         119,579.05

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS                                                                                 34,492.21
  CAPITAL IMPROVEMENTS                                                                                                  --
  PRE-PETITION DEBT                                                                                                     --
  TRANSFERS TO OTHER DIP ACCOUNTS                --                                                              91,052.46
  PAYMENTS MADE FOR SUNRISE EDU                                                                                  32,718.50
  OTHER (VOIDS)                                                                                                         --

REORGANIZATION EXPENSES:
  ATTORNEY FEES                                                                                                         --
  ACCOUNTANT FEES                                                                                                       --
  OTHER PROFESSIONAL FEES                                                                                               --
  U.S. TRUSTEE QUARTERLY FEE                                                                                            --
  COURT COSTS                                                                                                           --

     TOTAL DISBURSEMENTS                         --               --              --                 --         158,263.17
                                       ------------    -------------   -------------      -------------      -------------
ACCOUNT BALANCE -
END OF MONTH                                     --               --      418,978.03         585,000.00       2,285,619.82
                                       ============    =============   =============      =============      =============

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
 TOTAL DISBURSEMENTS FROM ABOVE                                                                                 158,263.17
  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                                                     (91,052.46)
  LESS: PAYMENTS MADE FOR SUNRISE EDUCATIONAL SERVICES, INC.                                                    (32,718.50)
 PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. PAYMENTS FROM ESCROW OR 2-PARTY CHECKS)
                                                                                                          ----------------
 TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                                             34,492.21
                                                                                                          ================

                       THE TESSERACT GROUP (EXCL. SUNRISE)
                             STATEMENT OF OPERATIONS
                      FOR THE MONTH ENDING AUGUST 31, 2001

REVENUE
Tuition and Fees Revenue                                           $         --
Refunds/Returns                                                              --
Discounts                                                                    --
                                                                   ------------

Total Revenue                                                                --
                                                                   ------------

OPERATIONAL COSTS
Salaries and Wages                                                           --
Taxes and Benefits                                                           --
Food Programs Expense                                                        --
Maintenance Expense                                                          --
Insurance Expense                                                            --
Rent Expense                                                                 --
Utilities Expense                                                            --
                                                                   ------------

Total Operational Costs                                                      --
                                                                   ------------

GENERAL & ADMINISTRATIVE COSTS
Bank Charges/Processing Fees-A                                               --
Corporate Overhead                                                    16,379.20
Corporate Overhead Allocated to Sunrise                               (8,190.00)
Other Expenses                                                               --
                                                                   ------------

Total General and Administrative Expenses                              8,189.20
                                                                   ------------

Other Income                                                                 --
Interest Expense                                                             --
                                                                   ------------

Net Interest and Other Income (Expense)                                      --
                                                                   ------------

Reorganization Expenses
Professional Fees                                                     13,481.52
Professional Fees Allocated to Sunrise                                (6,741.00)
                                                                   ------------

Total Reorganization Expenses                                          6,740.52
                                                                   ------------

Net Income                                                         $ (14,929.72)
                                                                   ============

                       THE TESSERACT GROUP (EXCL. SUNRISE)
                                  BALANCE SHEET
                                 AUGUST 31, 2001


ASSETS

Current Assets
Cash and Cash Equivalents                                        $ 2,074,395.24
Accounts Receivable, net                                               1,841.67
Note Receivable from Nobel                                                --
Prepaid Rent                                                           6,400.00
Other Prepaid Expenses                                                    --
                                                                 --------------

Total Current Assets                                               2,082,636.91

Investment in Sunrise                                             18,971,824.26
Property and Equipment, net                                               --
Deposits and Other Assets                                          1,512,992.80
                                                                 --------------

Total Assets                                                     $22,567,453.97
                                                                 ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                 $    11,784.94
Accrued Payroll and Benefits                                         997,967.94
Accrued Payroll Taxes                                                        --
Deferred Revenue and Tuition Deposits                                885,140.74
                                                                 --------------

Total Current Liabilities                                          1,894,893.62
                                                                 --------------

Pre-Petition Liabilities
Line of Credit                                                     5,848,822.65
Accounts Payable                                                   3,989,847.38
Other Unsecured Notes Payable                                        865,500.00
Other Current Liabilities                                          4,539,075.42
Long-Term Debt                                                     1,696,967.85
                                                                 --------------

Total Pre-Petition Liabilities                                    16,940,213.30
                                                                 --------------

Due to Sunrise                                                     2,991,732.41
Reserve for Closed Schools                                           504,099.10
Other Long-Term Obligations                                           13,999.76
                                                                 --------------

Total Long-Term Liabilities                                        3,509,831.27
                                                                 --------------

Total Liabilities                                                 22,344,938.19
                                                                 --------------

Shareholders' Equity
Pre-Petition Shareholders' Equity                                  5,334,668.03
Post Petition Retained Deficit                                    (5,112,152.25)
                                                                 --------------

Total Shareholders' Equity                                           222,515.78
                                                                 --------------

Total Liabilities and Shareholders' Equity                       $22,567,453.97
                                                                 ==============

CASE NUMBER: B-00-10938-ECF-RTB                        STATUS OF ASSETS

                                                        0-30      31-60    60+
ACCOUNTS RECEIVABLE                          TOTAL      DAYS       DAYS    DAYS
-------------------                          -----      ----       ----    ----
TOTAL ACCOUNTS RECEIVABLE                    1,842      1,842       --      --
  LESS: AMOUNT CONSIDERED UNCOLLECTIBLE         --                          --
ACCOUNTS RECEIVABLE (NET)                    1,842      1,842       --      --

                               SCHEDULED                                 CURRENT
FIXED ASSETS                    AMOUNT       ADDITIONS     DELETIONS      AMOUNT
------------                   ---------     ---------     ---------      ------

REAL PROPERTY                  1,867,408                   1,867,408        (0)

BUILDING IMPROVEMENTS/PLANT      846,395        16,066       862,461        (0)
ACCUMULATED DEPRECIATION        (136,823)      (33,112)     (169,935)        0
NET BUILDINGS/PLANT              709,573       (17,047)      692,526        (0)

EQUIPMENT                      5,466,149        11,637     5,477,786        (0)
ACCUMULATED DEPRECIATION      (2,404,930)     (533,426)   (2,938,357)        0
NET EQUIPMENT                  3,061,218      (521,789)    2,539,429        (0)

AUTOS & VEHICLES                 557,586                     557,586        --
ACCUMULATED DEPRECIATION        (259,791)      (65,272)     (325,063)        0
NET AUTOS & VEHICLES             297,795       (65,272)      232,523         0

NOTE: Reduction in assets due to sale of Private and Charter School assets.

CASE NUMBER: B-00-10938-ECF-RTB                    STATUS OF LIABILITIES
                                                   AND SENSITIVE PAYMENTS

        POSTPETITION
     UNPAID OBLIGATIONS           TOTAL       0-30      31-60    61-90     91+
     ------------------         ---------   ---------   -----    -----    ------
ACCOUNTS PAYABLE                   11,785      (2,286)     --       --    13,935
TAXES PAYABLE                          --          --
ACCRUED SALARIES AND BENEFITS     997,968     997,968
PREPAID TUITION AND DEPOSITS      885,141     885,141
SECURED DEBT
OTHER (ATTACH LIST)
                                ---------   ---------   -----    -----    ------
TOTAL POST-PETITION
     LIABILITIES                1,894,894   1,880,959      --       --    13,935
                                =========   =========   =====    =====    ======

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS
                                                      AMOUNT PD        TOTAL PD
NAME                      REASON FOR PAYMENT          THIS MONTH        TO DATE
----                      ------------------          ----------      ----------
Lucian Spataro       Wages and Exp. Reimbursement             --      129,134.79
Ernie Recsetar       Wages                                    --       22,000.00
Michael Lynch        Wages and Exp. Reimbursement       7,633.37      191,881.05
Gary Lilyquist       Wages and Exp. Reimbursement             --       80,239.99
                                                       ---------      ----------
TOTAL PAYMENTS TO INSIDERS                              7,633.37      423,255.83
                                                       =========      ==========

                                  PROFESSIONALS

                         DATE OF COURT                                            TOTAL
                       ORDER AUTHORIZING    AMOUNT       AMOUNT     TOTAL PAID   INCURRED
NAME                       PAYMENT         APPROVED       PAID        TO DATE    & UNPAID
----                       -------         --------       ----        -------    --------
Bryan Cave                                 21,181.86    21,181.86   287,232.72
Engleman & Berger, PC                       9,292.60     9,292.60    97,174.68
Field, Sarvas, King & Coleman                 962.13       962.13     7,853.48
Mariscal, Weeks, McIntyre                  18,619.26    18,619.26    18,619.26

CASE NUMBER: B-00-10938-ECF-RTB                                      CASE STATUS

QUESTIONNAIRE
                                                            YES              NO
                                                            ---              --

HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                     NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                   NO

ARE ANY WAGE PAYMENTS PAST DUE?                                              NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                  NO

CURRENT NUMBER OF EMPLOYEES: 1

INSURANCE

                     CARRIER AND    PERIOD     EXPIRATION   PAYMENT AMOUNT
TYPE OF POLICY      POLICY NUMBER   COVERED       DATE      & FREQUENCY
--------------      -------------   -------       ----      -----------

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

THE TESSERACT GROUP, INC.
CASH FLOW ANALYSIS
B-00-10938-ECF-RTB


BEGINNING FUNDS AVAILABLE:                                        $ (240,829.42)
                                                                  -------------


Cash In:   Credit Card Deposit (Private)                                     --
           Credit Card Deposit (Charter)                                     --
           Regular Deposits (Private)                                        --
           Regular Deposits (Charter)                                        --
           Regular Deposits (Corporate)                               26,908.76
           Interest                                                    1,617.83

                                                                  -------------
Daily Cash In:                                                    $   28,526.59
                                                                  =============

Cash Out:  Charter A/P                                                       --
           Private A/P                                                       --
           Corporate A/P                                              65,437.00
           Corporate A/P (allocated to Sunrise)                      (32,718.50)
           TesseracT Payroll                                                 --
           Charter Payroll                                                   --
           Medical Claims                                                    --
           Banking Fees                                                1,773.71
           LTC Payment                                                       --
           Voids                                                             --

                                                                  -------------
Daily Cash Out:                                                   $   34,492.21
                                                                  =============

                                                                  -------------
Net Cash In/Out:                                                  $   (5,965.62)
                                                                  -------------

ENDING FUNDS AVAILABLE:                                           $ (246,795.04)
                                                                  =============

THE TESSERACT GROUP, INC.
CONSOLIDATED CASH FLOW ANALYSIS                                    TOTAL FOR
                                                                  OCTOBER 2001

BEGINNING FUNDS AVAILABLE:                                     $   2,324,303.94
                                                               ----------------

Cash In:   Telecheck                                           $             --
           Credit Card Deposit (Preschools)                                  --
           Credit Card Deposit (Private)                                     --
           Credit Card Deposit (Charter)                                     --
           Regular Deposits (Preschools)                                     --
           Regular Deposits (Private)                                        --
           Regular Deposits (Charter)                                        --
           Regular Deposits (Corporate)                               26,908.76
           Other  Deposit (Preschool)                                        --
           Interest                                                    1,617.83
           Interest on LTC Acct                                              --
           Voids                                                             --
                                                               ----------------
Daily Cash In:                                                 $      28,526.59
                                                               ================

Cash Out:  Preschool A/P                                       $             --
           Charter A/P                                                       --
           Private A/P                                                       --
           Corporate A/P                                              65,437.00
           TesseracT Payroll                                                 --
           Preschool Payroll                                                 --
           Charter Payroll                                                   --
           College PR                                                        --
           Preschool NSF                                                     --
           Medical Claims                                                    --
           Banking Fees                                                1,773.71
           LTC Payment                                                       --
           LTC Fees                                                          --
                                                               ----------------
Daily Cash Out:                                                $      67,210.71
                                                               ================

Net Cash In/Out:                                               $     (38,684.12)
                                                               ----------------

ENDING FUNDS AVAILABLE:                                        $   2,285,619.82
                                                               ================

                                CORPORATE COMPANY
                          VENDOR CHECK REGISTER REPORT
                               PAYABLES MANAGEMENT

* Voided Checks

                                                                                                    AUDIT
CHECK NUMBER           VENDOR ID       VENDOR CHECK NAME              CHECK DATE   CHECKBOOK ID   TRAIL CODE       AMOUNT
------------           ---------       -----------------              ----------   ------------   ----------       ------
200013085              MOOBRI000-B     MOORE, BRIAN                   10/10/2001    OPERATING2   PMCHK00000338     $856.80
200013094              AT&T78522-B     AT&T - 78225                   10/16/2001    OPERATING2   PMCHK00000339       $7.79
200013095              BEM000000-B     BEMISH,KAREN                   10/16/2001    OPERATING2   PMCHK00000339     $180.00
200013096              CAVBRY000-B     BRYAN CAVE LLP                 10/16/2001    OPERATING2   PMCHK00000339  $21,181.86
200013097              ENGBER000-B     ENGELMAN BERGER,P.C.           10/16/2001    OPERATING2   PMCHK00000339   $6,083.98
200013098              FIERC0000-B     FIELD,SARVAS,KING,COLEMAN,PC   10/16/2001    OPERATING2   PMCHK00000339     $962.13
200013099              HORDIS000-B     HORIZON DISTRIBUTION           10/16/2001    OPERATING2   PMCHK00000339      $67.91
200013100              MARWEE000-B     MARISCAL,WEEKS,MCINTYRE        10/16/2001    OPERATING2   PMCHK00000339  $14,543.68
200013101              RIVJUD000-B     JUDI RIVERA                    10/16/2001    OPERATING2   PMCHK00000339     $290.00
200013102              IKOOFF001-B     IKON OFFICE SOLUTION (AZ)      10/17/2001    OPERATING2   PMCHK00000340   $4,550.89
200013103              LYN000000-B     LYNCH,MICHAEL                  10/17/2001    OPERATING2   PMCHK00000340     $807.37
200013104              MARWEE000-B     MARISCAL,WEEKS,MCINTYRE        10/17/2001    OPERATING2   PMCHK00000340   $2,237.79
200013106              ESCJOS000-B     JOSE ESCAGEDA                  10/18/2001    OPERATING2   PMCHK00000342      $50.00
200013107              ACMLOC000-B     ACME LOCKSMITH CO              10/18/2001    OPERATING2   PMCHK00000343      $85.00
200013108              BEMJOH000-B     JOHN BEMISH                    10/19/2001    OPERATING2   PMCHK00000344     $340.00
200013109              KUTROC000-B     KUTAK ROCK                     10/19/2001    OPERATING2   PMCHK00000344     $113.34
200013110              RIVJUD000-B     JUDI RIVERA                    10/19/2001    OPERATING2   PMCHK00000344     $220.00
200013111              ENGBER000-B     ENGELMAN BERGER,P.C.           10/24/2001    OPERATING2   PMCHK00000345   $3,208.62
2000131114             ADP, INC000-B   ADP INC                        10/26/2001    OPERATING2   PMCHK00000346     $241.05
2000131115             BEMJOH000-B     JOHN BEMISH                    10/26/2001    OPERATING2   PMCHK00000346     $320.00
2000131116             LYN000000-B     LYNCH,MICHAEL                  10/26/2001    OPERATING2   PMCHK00000346   $6,826.00
2000131117             RIVJUD000-B     JUDI RIVERA                    10/26/2001    OPERATING2   PMCHK00000346     $200.00
200013112              RSMMCG000-B     RSM MCGLADREY                  10/24/2001    OPERATING2   PMCHK00000345     $225.00
200013113              MARWEE000-B     MARISCAL,WEEKS,MCINTYRE        10/24/2001    OPERATING2   PMCHK00000345   $1,837.79
REMIT000000000000115   ACAHAL000       ACADEMIC HALLMARKS             10/18/2001                 PMCHK00000341       $0.00
REMIT000000000000116   ADTSEC000       ADT SECURITY - CO              10/18/2001                 PMCHK00000341       $0.00
                                                                                                                ----------
Total Checks: 26                                                                       Total Amount of Checks:  $65,437.00
                                                                                                                ==========